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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-01995


                                                                    May 30, 2003
                                                                      Supplement

[MORGAN STANLEY LOGO]





                         SUPPLEMENT DATED MAY 30, 2003

            TO THE PROSPECTUS OF MORGAN STANLEY INCOME BUILDER FUND

                            Dated November 29, 2002



The Prospectus dated November 29, 2002 is hereby amended as follows:


1. The sixth paragraph under the section of the Prospectus titled "THE FUND -- Principal Investment Strategies" is hereby replaced in its entirety by the following:


       Up to 20% of the Fund's net assets may be invested in common stocks that do not pay a dividend.


       The Fund may also invest in options and futures.


2. The tenth paragraph under the section of the Prospectus titled "THE FUND -- Principal Risks" is hereby replaced in its entirety by the following:


       Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in foreign securities, futures and options. For more information about these risks, see the "Additional Risk Information" section.


3. The third paragraph under the section of the Prospectus titled "THE FUND -- Additional Investment Strategy Information" is hereby replaced in its entirety by the following:


       Options and Futures. The Fund may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. Futures and options may be used to facilitate trading, to increase or decrease the Fund's market exposure or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.


4. The sixth paragraph under the section of the Prospectus titled "THE FUND -- Additional Risk Information" is hereby replaced in its entirety by the following:


       Options and Futures. If the Fund invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Manager's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.